Columbus McKinnon to Acquire Dorner Manufacturing Adds New Platform for Intelligent Motion Solutions March 1, 2021 1 David J. Wilson President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer

2 Safe Harbor Statement These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, which involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the ability of the Company to complete the acquisition of Dorner, the integration of Dorner into the Company to achieve cost and revenue synergies, the ability of the Company and Dorner to achieve revenue expectations, the ability of the Company to execute its financing plans in connection with the Dorner acquisition, global economic and business conditions including the impact of COVID-19, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are notated, and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. Use of Forward-looking Non-GAAP Financial Metrics This presentation presents forward-looking statements regarding non-GAAP Adjusted EBITDA margin. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with post-closing adjustments and the factors described above. Any variation between the Company’s actual results and preliminary financial data described in this presentation may be material.

3 Additional Information The Company intends to refinance a portion of the debt to be incurred to finance the Dorner acquisition through an underwritten public offering of shares of its common stock. Any such offering will be subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. A shelf registration statement (File No. 333-231827) relating to the Company’s common stock was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 2, 2019. Any offering of shares of the Company’s common stock will be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. Copies of the preliminary prospectus supplement and accompanying prospectus relating to such offering will be filed with the SEC and, when available, may be obtained by contacting the investment banking firms designated as representatives of the underwriting syndicate for such offering (as to which representatives, additional details will be made available by the Company at a later date). This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Blueprint for Growth 2.0 Business System and Core Growth Framework Evolves Columbus McKinnon 4 Strategy to Deliver Growth, Financial Performance and Shareholder Value

5 Investment Highlights and Strategic Rationale Dorner Acquisition Advances Blueprint for Growth 2.0 Strategy Growth Catalyst in Attractive, High Growth Vertical Markets1 Reimagines Columbus McKinnon’s Core and Adds Platform for Expansion2 Talented Leadership Team with Proven Track Record of Performance4 Benefits from Columbus McKinnon Business System (CMBS)5 Attractive Financial Profile, Accretive to CMCO’s Growth, Margins and EPS3

Dorner Manufacturing Corporation

High-Precision Conveying Systems

- Headquartered in Hartland, WI with approximately 400 global employees and 85% of revenue generated in North America
- Differentiated solutions enhance productivity, quality, reliability, speed, uptime & profitability
- Industry's broadest offering across modular-standard & highly-engineered custom solutions
- Premium brand known for highest precision solutions, trusted for mission critical applications

Revenue ($M)



5-yr CAGR: 12%
70
125
FY16
FY21E

EBITDA ($M)



5-yr CAGR: 20%
15
31
FY16
FY21E

Product & Customer Examples

Flexible Chain



Low Profile



Large Scale



Sanitary



JR AUTOMATION Abbott Nestlé ThermoFisher SCIENTIFIC amazon McMASTER-CARR

Leading High-Precision Conveyor Automation Platform for Growth

© 2021 COLUMBUS McKINNON CORPORATION

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Advances CMCO’s Intelligent Motion Strategy Innovation and Differentiated Technology Provides Competitive Advantages Dorner Delivers Differentiated Value and Significantly Advances CMCO’s Intelligent Motion Strategy Provides a platform to accelerate profitable growth… ✓ Proven track record of double-digit organic growth and an attractive pipeline of initiatives ✓ High profitability driven by product line differentiation • Speed: 2X faster • Accuracy: 10X greater precision • Configuration: best-in-class CPQ* tool • Differentiated Technology: patented technology and designs • Automation Ecosystem: integrates easily with other material handling and IoT systems 7*Configure-Price-Quote

8 Expands Reach in Industrial Automation Precision Conveying Systems Interface with Nearly Every Facet of Industrial Automation Creates Multiple Pathways for Future Growth Auto. Storage & Retrieval Actuators Vision SystemsOverhead Lifting Controls Sensors RFID/ Scanners Robotics Servo Drive / Motor

9 Leading positions in Food Processing and Life Sciences; growing strength in E-Commerce Life Sciences 17% of sales E-Commerce 11% of salesFood Processing 20% of sales Leading Participation in Secular Growth Markets Attractive Vertical Markets with Enduring Tailwinds Strong Performance and Market Share Gains Within Attractive Verticals Single piece picking, robotics integration to automate picking and sorting functions Custom designed sanitary and easy to clean conveyors engineered to the strictest USDA guidelines Customizable designs built for precision, speed, and to FDA / industry standards for clean-room certifications

Product & Revenue Breakdown Strong Financial Profile Dorner Acquisition is ~260bps Accretive to LTM 12/31/20 EBITDA Margins 10 Adjusted EBITDA and EBITDA Margin Note: Combined PF Financials comprised of CMCO and Dorner 12/31/20 LTM figures CMCO 64% High Margin Business with Significant Growth Potential ~$5M Industrial Automation 40% Food Processing 20% Life Sciences 17% CPG 12% E-Commerce 11% Revenue by Market Low Profile 40% Large Scale 17% Flexible Chain 14% Sanitary 11% Aftermarket 18% Revenue by Product LTM 12/31 Revenue and EBITDA 12.0% 26.9% 14.6%

Transaction Overview Timing of Close Subject to HSR Filing and Customary Closing Conditions 11 Purchase Price $485 million plus cash minus capital lease obligation with working capital adjustment Transaction Costs Approximately $11 million excluding financing fees (majority at close) Cost Synergies Approximately $5 million in annual cost synergies by end of FY 2023 One-time Costs Approximately $4 million over two years EPS Accretion Expected to be $0.05 to $0.10 per share accretive in FY 2022 post equity issue (subject to final purchase accounting) Financing Committed by J.P. Morgan; Up to $650 million first lien debt plus $60 mm revolver; Refinances existing CMCO debt expiring January 2024 Transaction Close Expected to close early in first quarter of fiscal 2022

12 With COVID Recovery, Expect to Achieve Target Net Leverage Ratio of ~2.0x Within Two Years Financing Plan Summary CMCO has a proven history of FCF generation and ability to quickly de-lever Initial capital structure debt financed • Applying ~$120 million of existing cash • Underwritten term loan with first lien commitment • Refinancing existing term loan B Expected equity offering to de-lever • Plan to issue approximately $150 million of equity to de-lever post-close • Target net leverage of 3.75x to 4.0x pro-forma for equity offering • Target < 2.0x net debt/EBITDA within 2 years With permanent financing, expect to achieve targeted leverage ratio of 2.0x within 2 years With COVID-19 recovery: incremental EBITDA of $50 million reduces leverage by ~1.0x turn

Specialty conveying is an attractive microsegment… Reimagining Our Core with a New Platform ✓ $5B TAM growing at 6% to 8% CAGR ✓ Strong secular growth drivers • Supply chain automation • Acceleration of e-commerce adoption ✓ Fragmented market provides target rich acquisition environment ✓ Complementary adjacencies including sortation, asynchronous, vibration, etc. High-Precision Conveying Systems for Attractive Growth Markets Scalable, High-Growth Platform To Advance our Intelligent Motion Strategy 13

14 Investment Highlights and Strategic Rationale Dorner Acquisition Advances Blueprint for Growth 2.0 Strategy Growth Catalyst in Attractive, High Growth Vertical Markets1 Reimagines Columbus McKinnon’s Core and Adds Platform for Expansion2 Talented Leadership Team with Proven Track Record of Performance4 Benefits from Columbus McKinnon Business System (CMBS)5 Attractive Financial Profile, Accretive to CMCO’s Growth, Margins and EPS3

Blueprint for Growth 2.0 Business System and Core Growth Framework Evolves Columbus McKinnon 15 Strategy to Deliver Growth, Financial Performance and Shareholder Value

Columbus McKinnon to Acquire Dorner Manufacturing Adds New Platform for Intelligent Motion Solutions March 1, 2021 16